UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, FL 32256
(Address of Principal Executive Offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On May 16, 2013, Atlantic Coast Financial Corporation (the “Company”) issued a press release that included the full text of a letter to stockholders from the Chairman of the Board and the President and Chief Executive Officer of the Company relating to the proposed merger of the Company with Bond Street Holdings, Inc. The full text of the press release is set forth in Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)       Exhibits.

                   99.1       Press release dated May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

Date:	May 16, 2013	By:	/s/	Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Chief Financial Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by the Company on May 16, 2013.